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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) MAY 23, 2002

                       APPLIED DIGITAL SOLUTIONS, INC.
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           (Exact name of registrant as specified in its charter)


            MISSOURI                 000-26020                 43-1641533
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  (State or other jurisdiction      (Commission              (IRS Employer
        of incorporation)           File Number)           Identification No.)

      400 ROYAL PALM WAY, SUITE 410, PALM BEACH, FLORIDA         33480
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:    (561) 805-8000






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Item 4.  Change in Registrant's Certifying Accountants

(b) New Independent Accountants

On May 23, 2002, Applied Digital Solutions, Inc. (the "Registrant") engaged Eisner LLP as its new independent accountants to audit its financial statements for the fiscal year ending December 31, 2002. During 2000 and 2001 and in the subsequent interim period, the Registrant has not consulted with Eisner LLP on items which concerned the application of accounting principles generally, or to a specific transaction or group of either completed or proposed transactions, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant's prior independent accountant, Grant Thornton LLP, communicated its resignation in a letter to the Registrant on May 14, 2002. Grant Thornton LLP had advised the Registrant that it had not completed its review of the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and should not be associated with that report in any way. Due to the timing of the resignation, the interim financial statements contained in the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 were not reviewed by an independent accountant as required pursuant to Rule 10-01 (d) of Regulation S-X. The Registrant's new independent accountants, Eisner LLP, will complete the SAS 71 review of the Registrant's first quarter financial statements and the Registrant will file an amended Form 10-Q/A.



Forward-Looking Statements
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This Form 8-K contains certain "forward-looking statements" which represent the Registrant's expectations or beliefs, including, but not limited to, statements concerning industry performance and the Registrant's operations, performance, financial condition, plans, growth and strategies. Any statements contained in this Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "anticipate," "intend," "could," "estimate" or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, certain of which are beyond the Registrant's control, and actual results may differ materially depending on a variety of important factors many of which are beyond the control of the Registrant.





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                                 SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     APPLIED DIGITAL SOLUTIONS, INC.

Date:    May 28, 2002                By:   /S/ Evan C. McKeown
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                                          Evan C. McKeown
                                          Chief Financial Officer